Exhibit 99.2

 2020 Third QuarterEarnings Presentation  October 29, 2020

 FORWARD LOOKING STATEMENTS  This presentation and statements by the Company’s management contains “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words such as “anticipated,” “expects,” “intends,” “believes,” “may,” “likely,” “will,” “continue,” or other statements that indicate future periods. Such statements include, without limitation, statements regarding management’s predictions or expectations about future economic conditions, statements about the Company’s business or financial performance, as well as management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties which change over time and other factors which could cause actual results to differ materially from those currently anticipated. These risks and uncertainties include, but are not limited to: the impact of the outbreak of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of these items on our operations, liquidity and capital position, and on the financial condition of the Company’s borrowers and other customers; conditions in the financial markets and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas, including the effects of declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; the Company’s level of nonperforming assets and the costs associated with resolving problem loans including litigation and other costs; the impact of changes in interest rates; credit quality and strength of underlying collateral; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial and industrial loans in the Company’s loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company’s operations and potential expenses associated with complying with such regulations; possible additional loan losses and impairment of the collectability of loans; the Company’s ability to comply with applicable capital and liquidity requirements; any further impairment of the Company’s goodwill or other intangible assets; losses resulting from pending or potential litigation claims may exceed amounts accrued with respect to such matters; system failure or cybersecurity breaches of the Company’s network security; the Company’s ability to recruit and retain key employees; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and man-made disasters including terrorist attacks; the effects of any reputation, credit, interest rate, market, operational, legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above; litigation and other risks and uncertainties. Additional risks and uncertainties are contained in the “Risk Factors” and forward-looking statements disclosure in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The inclusion of this forward-looking information should not be construed as a representation by us or any person that future events, plans, or expectations contemplated by us will be achieved. Forward-looking statements are as of the date they are made, and the Company does not undertake to update any forward-looking statement, whether written or oral, whether as a result of new information, future events, or otherwise, except as required by law.  2

 NON-GAAP INFORMATION  This presentation contains references to financial measures that are not defined in generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures that we discuss in this press release may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures we have discussed in this presentation when comparing such non-GAAP financial measures.The Company’s management uses non-GAAP financial measures as management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. A reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent is included in the Appendix of this presentation.  3

# INVESTMENT VALUE THESIS

- Strong positioning in the market as largest locally-owned bank headquartered in Baltimore and 3rd largest state-headquartered bank
- PPNR growth combined with additions to ALLL, strong TCE, and strong asset quality trends expected to protect company from economic uncertainty
- Outsized participation in PPP enhances EPS and furthers opportunities to take loan and deposit share
- Industry wide margin compression mitigated by funding costs dropping faster than portfolio loan yields
- Fixed rate loans help protect against margin compression during periods of declining rates
- Economic uncertainty and headwinds with 84% YOY increase in the allowance
- Loan deferrals are down to 4.3% of loans at October 23, 2020
- No significant concentrations in individual customer exposures and/or highly impacted industries
- Above well capitalized at 11.78% CET1
- Strong liquidity

HOWARD BANCORP

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# COVID-19: IMPACT ON LOCAL ECONOMY

- 70% of economy remained open throughout
- Since Labor Day, 100% of the economy is now open and, subject to certain restrictions and adherence to health and safety guidelines, able to operate reasonably safely
- State's unemployment rate is much lower than national rate and best among states in our region
  - 7.2% September unemployment in Maryland (up from 7.0% in August) vs. 8.4% for the US and 6.6% for the Fifth Federal Reserve District (August)- consistent with historical outperformance of the state (MD was 3.3% pre-COVID)
- Like most of the country, MD is suffering from "pandemic fatigue"; coupled with cooler weather and flu season, expected to lead to difficult months ahead
- Statewide trends are worsening:
  - Positivity rate - 10/26: 4.67% / 7-day average 3.35%; 9/24: 2.34% / 7-day average 2.51% (+100% / +33%)
  - Hospital beds in use – 10/26: 471; 9/20: 280 (+68%)
  - New cases - 10/26: 897; highest since 8/9
  - Seven day average case rate per 100,000 - 10/26: 11.08; 9/26: 7.63 (+45%)
- Governor Hogan has indicated that, while he expects the pandemic to worsen this fall, he has no plans to bring back the type of restrictions imposed earlier in the year

HOWARD BANCORP

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# COVID-19: CUSTOMER & EMPLOYEE EXPERIENCE

- Branches still operating successfully via drive-thru and call-ahead service
  - 27% YOY decrease in in-branch transactions
- Card transaction volumes have increased in recent months and YTD 2020 only trails YTD 2019 by 2.3% through September 30, 2020.
- Increase in digital investments:
  - Online account opening
  - Zelle®
  - Digital Banking upgrades
  - Business line dashboards
  - Updated, more user friendly website coming in 2021
  - AI / RPA Initiatives to increase productivity
- Headquarter and regional commercial staff still operating successfully from home with a number of strategic projects being completed.

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   QUARTERLY HIGHLIGHTS  “Pre-provision net revenue (PPNR)”, “Tangible book value”, and “Core Earnings” metrics are non-GAAP financial measures.See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.    7

 EARNINGS SNAPSHOT  (1) “(PPNR)” and “Core Net Income and EPS” metrics are non-GAAP financial measures.See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.  Reported Net Income (Loss) & EPS  8

# PROFITABILITY MEASURES

| Reported ($ in thousands except per share data) | Q3 '20 | Q2 '20 | Q3 '19 | Q3 vs Q2 | Q3 vs PY |
|---|---|---|---|---|---|
| PPNR (Non-GAAP) (1) | $ 7,652 | $ (24,749) | $ 6,843 | $ 32,401 | $ 809 |
| Net income (loss) (GAAP) | $ 4,604 | $ (29,409) | $ 4,637 | $ 34,013 | $ (33) |
| Diluted EPS (GAAP) | $ 0.25 | $ (1.57) | $ 0.24 | $ 1.82 | $ 0.01 |
| Efficiency ratio (GAAP) | 62.42% | 208.18% | 69.24% | -145.76% | -6.82% |
| Return on average common equity (GAAP) | 6.34% | -37.06% | 6.00% | 43.40% | 0.34% |
| Tangible return on average tangible common equity (Non-GAAP) | 8.02% | 9.06% | 8.81% | -1.04% | -0.79% |
| Return on average assets (GAAP) | 0.73% | -4.68% | 0.82% | 5.41% | -0.09% |
| Tangible return on average tangible assets (Non-GAAP) | 0.81% | 0.91% | 0.95% | -0.10% | -0.14% |

| Core ($ in thousands except per share data) | Q3 '20 | Q2 '20 | Q3 '19 | Q3 vs Q2 | Q3 vs PY |
|---|---|---|---|---|---|
| Core PPNR (Non-GAAP) (1) | $ 7,652 | $ 7,931 | $ 7,207 | $ (279) | $ 445 |
| Core net income (Non-GAAP) | $ 4,604 | $ 3,725 | $ 4,903 | $ 879 | $ (299) |
| Core diluted EPS (Non-GAAP) | $ 0.25 | $ 0.20 | $ 0.26 | $ 0.05 | $ (0.01) |
| Core efficiency ratio (Non-GAAP) | 62.42% | 60.01% | 62.46% | 2.41% | -0.04% |
| Core return on average common equity (Non-GAAP) | 6.34% | 4.69% | 6.34% | 1.65% | 0.00% |
| Core tangible return on average tangible common equity (Non-GAAP) | 8.02% | 6.85% | 9.26% | 1.17% | -1.24% |
| Core return on average assets (Non-GAAP) | 0.73% | 0.59% | 0.87% | 0.14% | -0.14% |
| Core tangible return on average tangible assets (Non-GAAP) | 0.81% | 0.69% | 1.00% | 0.12% | -0.19% |

HOWARD BANCORP

*(1) "PPNR", "Tangible return on average tangible common equity", "Tangible return on average tangible assets", and all "Core" metrics are non-GAAP financial measures. See the GAAP to non-GAAP Reconciliation at the end of this presentation for more details.*

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# SBA PAYCHECK PROTECTION PROGRAM

**As of September 30, 2020**

| SBA Tier | # of Loans Funded | % of Total | Amount Funded ($ in millions) | % of Total | Average Loan ($ in thousands) | Processing Fee % | Processing Fees ($ in millions) |
|---|---|---|---|---|---|---|---|
| Up to $50,000 | 525 | 49.5% | $ 10.4 | 5.2% | $ 20 | 5% | $ 0.5 |
| > $50,000 to $150,000 | 252 | 23.7% | 22.5 | 11.2% | 89 | 5% | 1.2 |
| > $150,000 to $350,000 | 130 | 12.2% | 29.8 | 14.8% | 229 | 5% | 1.5 |
| > $350,000 to < $2.0 million | 146 | 13.8% | 107.0 | 53.2% | 733 | 3% | 3.2 |
| $2.0 million and above | 9 | 0.8% | 31.3 | 15.6% | 3,478 | 1% | 0.3 |
| **Total** | **1,062** | **100.0%** | **$ 201.0** | **100.0%** | **$ 189** | | **$ 6.7** |

Focus is on processing forgiveness applications…

- 525 loans (49.5%) eligible for SBA simplified forgiveness application
- 30 applications ($17.3M) submitted to SBA
- 3 approved to date; $134 thousand total forgiveness
- We are currently reviewing $15M of customer applications
- Customers with $52M of loans have started application process
- Substantially more effort than the origination process

Financial highlights…

- Contributed $1.1M of pretax income in Q3 '20 / $1.0M in Q2 '20
- Effective PPP yield 2.52% for 3Q '20 and YTD
- Processing fees being deferred and amortized over contractual life of loans
- Net unaccreted deferred fees of $4.6M at 9/30/2020

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 LOAN PORTFOLIO COMPOSITION  70% of total portfolio loans (excluding PPP loans) are commercial which is consistent with successful differentiated market positioningCommercial loan volumes down slightly due to pandemic, new loan acquisition still occurring with strong clientsResidential loan balances reduced due to sale of mortgage division and current refinance boom due to historically low rates  “Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  11

 CREDIT LINE UTILIZATION  Commercial line outstandings increased by $3.9M in Q3 ‘20Line utilization down ~4% compared to December 31, 2019 but recovering nicely from low point at July 31, 2020Line utilization remains down due to higher liquidity levels for our borrowers  12  Line Usage as % of Total Commitment

# CREDIT CULTURE & UNDERWRITING STANDARDS

- Strong credit culture built from experience
- Credit-trained Loan Officers charged with generation of quality assets
- Deep, tenured credit bench with several members 20+ years experience with larger institutions
- Focus on building long-standing relationships with local sponsors well-known to management, lending in markets where we have a physical presence
- Global underwriting employed in CRE & C&I
- Secured cash flow lenders-DSC and LTV guidelines
- Management Loan Committee reviews transactions of $3M+
- Credit sign-off required for transactions of $1.5M+
- Tenured Special Assets team with record of problem resolution and capital preservation
- Rigorous top-down analysis of sectors complements traditional bottom-up analysis
- Constant migration analyses

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 ASSET QUALITY TRENDS  14  Classified Loans as % Total Loans  Nonperforming Assets as % Total Assets   Accruing 30+ Days Past Due as % Total Loans  “Classified loans” are the total of substandard, doubtful and loss rated loans.There were no loans rated as special mention in Q3 ‘19, Q4 ‘19 or Q1 ‘20.Loans rated as special mention totaled $29.8M (1.58% of total loans) and $14.0M (0.74% of total loans) as of 9/30/20 and 6/30/20, respectively.

 ASSET QUALITY TRENDS (continued)  “Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  Allowance as % of Nonperforming Loans (%)  Allowance as % of Loans  15  Allowance + FV Marks as % of Portfolio Loans  Net Charge-Offs (annualized) as % Average Loans  Net Recoveries

 LOAN DEFERRALS  Loan deferrals have generally been for 2-3 months but up to 6 months. The following table presents our deferral trend since March 31, 2020: Total deferrals as of Oct 23 were $73.0M (4.3% of total portfolio). Total deferrals as of Sept 30 were $135.5M (8.0% of total portfolio). Total deferrals as of Sept 3 (last date previously disclosed) were $148.0M (8.7% of total portfolio); Net $241.7M of loans have come off deferral since April 24 and net $154.9M have come off deferral since July 24, 2020.   Deferral Trend     Deferrals are expressed as a % of respective quarter-end “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  16

 LOAN DEFERRALS (continued)  Deferrals are expressed as a % of respective qtr-end “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.  17  Loan deferrals have continued to decline from the balances we reported in our Q2 ‘20 earnings presentation; the following table presents a rollforward of activity from July 24, 2020 to October 23, 2020:

 Potential highly impacted loan sectors are unchanged from 2Q20Deferrals represent 62% of total commercial / CRE loan deferrals as of October 23SBA PPP relief represents 20% of total PPP loans originatedDe minimis exposure to Energy, Travel, Transportation & Aerospace, Trucking  POTENTIALLY HIGHLY IMPACTED LOAN SECTORS  Loan balances are expressed as a % of respective quarter-end “Portfolio loans,” which exclude PPP loans, and is a non-GAAP measure.See the reconciliation of GAAP to non-GAAP in the Appendix.  18  The following table presents the industry segments within our loan portfolio that may be most highly impacted by COVID-19. Loan and PPP balances are at September 30, 2020; loan deferral balances are as of October 23, 2020:

# POTENTIALLY HIGHLY IMPACTED LOAN SECTORS

| Hotels | Restaurants & Caterers | Nursing and Residential Care | CRE Retail |
|---|---|---|---|
| • Seasoned operators<br>• No conference reliance<br>• No dependence on air or business travel<br>• Limited restaurants<br>• No destination properties<br>• Primarily drive-up hotels<br>• All are reopened<br>• 13 loans / 10 properties<br>• Total loan balance - $60.8M<br>• Average loan size - $4.7M | • 48 loans<br>• Total loan balance - $27.9M<br>• Average loan size - $0.6M | • Balance distribution:<br>o Assisted living - 84%<br>o Disability, Mental Health, and Substance Abuse - 16%<br>• 17 loans<br>• Total loan balance - $40.2M<br>• Average loan size - $2.4M | • Generally grocery store anchored or service-driven non-grocery store anchored<br>• No malls or big box stores<br>• 67 loans<br>• Total loan balance - $105.8M<br>• Average loan size - $1.6M |

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# INCREASED ALLOWANCE FOR LOAN LOSSES

**Allowance by Loan Type as % of Portfolio Loan Type**



1.60%
1.20%
0.80%
0.40%
0.00%
1.41%
1.14%
1.08%
0.95%
0.86%
0.64%
0.83%
0.51%
0.45%
0.39%
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
CRE - NOO
CRE - OO
Constr & Land
Commercial
Personal

*Personal loans consist of residential mortgages, home equity and consumer loans.*

- 9/30/2020 allowance ("ALLL") of $17.7M is up $7.3M since 12/31/2019
  - Net charge-offs of $569 thousand YTD
  - YTD provisions attributable to loan and lease losses of $7.8M
- Rolling average historical loss rates continue to decline:
  - 4Q19: 0.29% | 1Q20: 0.25% | 2Q20: 0.20% | 3Q20: 0.19%
- No specific allocations were required in Q3 or YTD
- Allowance increased YTD solely through qualitative factors:
  - Q3 2020 +9 BP to 1.05%
  - YTD +45 BP from 0.60%
- While loan deferrals and PPP loans reduce short-term risks in the portfolio, we anticipate future:
  - Additional risk rating downgrades
  - Potential increases in charge-offs

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 CAPITAL POSITION  Regulatory capital ratios exceeded all well-capitalized standards:Tier 1 leverage ratio of 9.07% (up from 8.73% prior quarter)CET1 and Tier 1 capital ratios of 11.78% (up from 11.66% prior quarter)Total capital ratio of 14.09% (up from 13.16% prior quarter)Recorded goodwill impairment charge of $34.5M in Q2 ‘20  21  “Tangible Book Value” is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.

 LIQUIDITY POSITION    22  As of                  6/30/20     9/30/20   (in millions)                      Total cash and cash equivalents                $ 59       $ 70   Unpledged available-for-sale securities               175       231   Paycheck Protection Program Liquidity Facility              168       170   Federal Home Loan Bank borrowing availability              264       273   Federal Reserve borrowing availability               89       132    Total Available Liquidity                $ 755       $ 876   Stabilization of on-balance sheet liquidity Increased unpledged available-for-sale securities as a result of an overall increase in the Bank’s investment portfolioContinued increase in our contingency funding capacity at both the FHLB and FRBLimited usage of the FRB’s Paycheck Protection Program Lending Facility (“PPPLF”) to date$31M of borrowings as of September 30, 2020 Limited usage due to strong customer deposit growth and availability of lower-cost alternative short-term funding sources No plans to further utilize; all repaid in OctoberAdditional liquidity is available through Federal funds lines and wholesale deposits often at rates lower than the PPPLF

 NET INTEREST INCOME (NII) & NET INTEREST MARGIN (NIM)  Lower rates led to a decrease in interest expense which more than offset the reduction in interest income from Q2 ‘20 to Q3 ‘20Mix of fixed rate loan assets and high percentage of low cost transaction deposits provides protection against declining ratesNIM decreased 7 bps vs. Q2 ‘20+18 bps reduced cost of interest-bearing liabilities-19 bps earning asset yields-6 bps effect of non-interest-bearing depositsPPP impact on NIMQ2 ’20 ( -7bps)Q3 ’20 ( -9bps)  23  “Portfolio loans,” which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.

# LOAN YIELDS & DEPOSIT RATE TRENDS

- Loan yield down 63 bps from Q3 '19 (ex. PPP loans)
- Good mix of fixed rate loans partially mitigates the rate of decline in yield
- Dramatic drop in quarterly average market rates during last five quarters, including:
  - Prime – down 205 bps
  - 10 year Treasury – down 115 bps
  - 1 month LIBOR – down 201 bps
  - Fed Funds (effective) – down 210 bps
- Average rate on customer CDs down 49 bps from Q3 '19 and down 19 bps from Q2 '20
  - Average should continue a downward trend in Q4 '20 as CDs reach maturity dates and reinvest at lower market rates
- Average rate on interest-bearing non-maturity deposits down 41 bps from Q3 '19 and down 7 bps from Q2 '20



Deposit Rates & Quarterly Avg Interest Rates
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Effective FF, 2.19%
1 Mth LIBOR, 2.17%
Customer CD's, 1.89%
10 Yr Treasury, 1.80%
Customer CD's, 1.40%
Int-Bearing Non-Mat Deposits, 0.59%
10 Yr Treasury, 0.65%
Int-Bearing Non-Mat Deposits, 0.18%
1 Mth LIBOR, 0.16%
Effective FF, 0.09%
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20



Loan Yields & Quarterly Avg Interest Rates
6%
5%
4%
3%
2%
1%
0%
Prime 5.30%
Portfolio Loans 4.85%
Portfolio Loans 4.22%
Total Loans 4.04%
Prime, 3.25%
1 Mth LIBOR, 2.17%
Effective FF, 2.19%
10 Yr Treasury, 1.80%
10 Yr Treasury, 0.65%
1 Mth LIBOR, 0.16%
Effective FF, 0.09%
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20

HOWARD BANCORP

*"Portfolio loans," which exclude PPP loans, is a non-GAAP measure. See the reconciliation of GAAP to non-GAAP in the Appendix.*

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 DEPOSIT COMPOSITION & TRENDS  Transaction deposits now 43% of total depositsQ3 ’20 cost of deposits 36 bps vs. 51bps in Q2 ‘20Demand deposits decreased by $15M from June 2020 to September 2020 Savings up by $11M and customer CD’s down by $25M from June 2020 to September 2020Institutional funds increased because of their lower cost compared to other sources of short-term borrowings  25

# GROWTH & OPPORTUNITIES

- Leverage heightened brand awareness
- Continue building a team in the greater Washington, D.C. marketplace
- Hire experienced Commercial Bankers
  - Commercial and Industrial
  - Commercial real estate
  - Business Bankers & Business Development Officers
- Increase non-interest income
  - Treasury Management services
  - Unused line of credit fees
  - Letter of credit fees
  - Interchange income
  - Strategy Corps partnership to offer subscriptions attached to checking accounts
- Continue growing Consumer Loan portfolio
  - Marine lending

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# PATH TO ENHANCING SHAREHOLDER VALUE

- Continue to leverage brand position in a down cycle
- Leverage unusual opportunities in the DC market
- Increase funding with transaction accounts
- Selectively grow higher yielding portfolio loans
- Execute on our noninterest income opportunities
- Keep expenses flat, except for expansion in the DC market
- Always focus on capital management

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APPENDIX

 QUARTERLY FINANCIAL PERFORMANCE  29

 QUARTERLY FINANCIAL PERFORMANCE (continued)  30

 EARNING ASSET YIELDS  31

 FUNDING RATES & NIM  32

 GAAP TO NON-GAAP RECONCILIATION  33

 GAAP TO NON-GAAP RECONCILIATION (continued)   34

 GAAP TO NON-GAAP RECONCILIATION (continued)  35

 GAAP TO NON-GAAP RECONCILIATION (continued)  36

 GAAP TO NON-GAAP RECONCILIATION (continued)  37

 GAAP TO NON-GAAP RECONCILIATION (continued)  38

 GAAP TO NON-GAAP RECONCILIATION (continued)  39

 GAAP TO NON-GAAP RECONCILIATION (continued)  40

 GAAP TO NON-GAAP RECONCILIATION (continued)  41

 GAAP TO NON-GAAP RECONCILIATION (continued)  42

 GAAP TO NON-GAAP RECONCILIATION (continued)  43

 44  GAAP TO NON-GAAP RECONCILIATION (continued)